UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

ProAssurance Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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BARCODE 1 OF 2 12 15 See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: 0000099499_1 R1.0.0.11699 PROASSURANCE CORPORATION PROASSURANCE CORPORATION 100 BROOKWOOD PLACE BIRMINGHAM, L35209 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Annual Meeting March 25, 2011 May 18, 2011 May 18, 2011 9:00 AM CDT ProAssurance Headquarters 5th Floor 100 Brookwood Place Birmingham, Alabama 35209

Internal Use Only Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote XXXX XXXX XXXX Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX 0000099499_2 R1.0.0.11699 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 04, 2011 to facilitate timely delivery.

BARCODE Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 Voting items 0000099499_3 R1.0.0.11699 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Lucian F. Bloodworth 02 Robert E. Flowers 03 Ann F. Putallaz 04 Drayton Nabers, Jr. The Board of Directors recommends you vote FOR proposals 2 and 3. 2 To ratify the appointment of Ernst & Young LLP as independent auditors 3 An advisory vote to approve the compensation of our named executive officers disclosed in the proxy statement The Board of Directors recommends you vote 1 YEAR on the following proposal: 4 An advisory vote to determine the frequency (whether every one, two or three years) with which stockholders of the Company shall be entitled to have an advisory vote on executive compensation NOTE: If this proxy is properly executed, the shares of ProAssurance Corporation common stock represented by this proxy will be voted as directed by the undersigned. If no direction is made, the shares will be voted FOR the election as directors of all nominees listed herein, FOR the ratification of the appointment of Ernst & Young LLP as independent auditors, FOR the approval of the compensation of our named executive officers, and FOR one year as the frequency for advisory votes on executive compensation. Such other business as may properly come before the meeting or any adjournment thereof. 123456789012

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Reserved for Broadridge Internal Control Information Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 0000099499_4 R1.0.0.11699

BARCODE See the reverse side of this notice to obtain proxy materials and voting instructions. BROKER LOGO HERE 1 OF 2 12 15 Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: For holders as of: Date: Time: Location: 0000098063_1 R1.0.0.11699 PROASSURANCE CORPORATION Annual Meeting May 18, 2011 May 18, 2011 9:00 AM CDT March 25, 2011 ProAssurance Headquarters 5th Floor 100 Brookwood Place Birmingham, Alabama 35209 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

How To Vote Please Choose One of the Following Voting Methods Internal Use Only Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. XXXX XXXX XXXX XXXX XXXX XXXX Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. XXXX XXXX XXXX 0000098063_2 R1.0.0.11699 1. Notice & Proxy Statement 2. Annual Report Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 04, 2011 to facilitate timely delivery.

BARCODE Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # 0000 0000 0000 Voting items 0000098063_3 R1.0.0.11699 The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Lucian F. Bloodworth 02 Robert E. Flowers 03 Ann F. Putallaz 04 Drayton Nabers, Jr. The Board of Directors recommends you vote FOR the following proposal(s): 2 To ratify the appointment of Ernst & Young LLP as independent auditors 3 An advisory vote to approve the compensation of our named executive officers disclosed in the proxy statement The Board of Directors recommends you vote 1 YEAR on the following proposal: 4 An advisory vote to determine the frequency (whether every one, two or three years) with which stockholders of the Company shall be entitled to have an advisory vote on executive compensation NOTE: If this proxy is properly executed, the shares of ProAssurance Corporation common stock represented by this proxy will be voted as directed by the undersigned. If no direction is made, the shares will be voted FOR the election as directors of all nominees listed herein, FOR the ratification of the appointment of Ernst & Young LLP as independent auditors, FOR the approval of the compensation of our named executive officers, and FOR one year as the frequency for advisory votes on executive compensation. Such other business as may properly come before the meeting or any adjournment thereof.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE Voting Instructions THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information 0000098063_4 R1.0.0.11699